UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                January 22, 2004
                Date of Report (date of earliest event reported)

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                               CURON MEDICAL, INC.
             (Exact name of Registrant as specified in its charter)

       State of Delaware                  000-31519             77-0470324
(State or other jurisdiction of        (Commission File      (I.R.S. Employer
 incorporation or organization)             Number)       Identification Number)

                             46117 Landing Parkway.
                            Fremont, California 94538
                    (Address of principal executive offices)

                                 (510) 661-1800
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits

      (c) Exhibits

Exhibit No.      Description
-----------      ---------------------------------------------------------------
99.1             Press Release, dated as of January 22, 2004
99.2             Transcript of conference call held on January 22, 2004

Item 12. Results of Operations and Financial Condition

      On January 22, 2004, Curon Medical, Inc. issued a press release announcing its results for the three and twelve months periods ended December 31, 2004. The press release is attached as Exhibit 99.1.

      A transcript of the conference call held on January 22, 2004 is furnished with this report as Exhibit 99.2.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       CURON MEDICAL, INC.

                                       By: /s/ Larry C. Heaton II
                                           Larry C. Heaton II
                                           President and Chief Executive Officer

Date: January 28, 2004